EXHIBIT 10.8

THE RIGHTS OF THE HOLDER OF THIS CONVERTIBLE PROMISSORY NOTE, COMMON STOCK WITH RESPECT TO THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER ENCUMBRANCE OR DISPOSITION OF THIS CONVERTIBLE PROMISSORY NOTE OR OF THE COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION HEREOF ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF THIS CONVERTIBLE PROMISSORY NOTE.


                    CONVERTIBLE PROMISSORY NOTE-COMMON STOCK

$1,199,885.55                                                     Miami, Florida
                                                    Effective September 28, 2007


FOR VALUE RECEIVED, subject to the terms and conditions hereinafter set forth, the undersigned, TX Holdings, Inc., a Georgia corporation (the "Company"), hereby promises to pay to the order of Mark S. Neuhaus (the "Holder"), at its office their address ______________, Miami, Florida ______, or such other address as the Holder shall specify in writing to the Borrower, in lawful money of the United States and in immediately available funds, the principal amount of One Million One Hundred Ninety-Nine Thousand Eight Hundred Eighty-Five Dollars and fifty-Five Cents ($1,199,885.55) or the aggregate unpaid principal balance of all amounts from time to time outstanding hereunder as set forth in the Schedule to Convertible Promissory Note attached hereto as Exhibit "A".

SECTION 1. PAYMENT OBLIGATION. If not sooner converted into "Common Stock" of the Company in accordance with Section 2 below, the principal amount of this Convertible Promissory Note shall be due and payable on September 30, 2009 (the "Maturity Date. The outstanding principal balance hereunder shall bear interest from the date of this Note until paid in full at the rate of Eight Percent (8%) per annum.

SECTION 2. CONVERSION.

2.1 Automatic Conversion. Subject to and upon compliance with the provisions of this Section 2. 1, on the date (the "Conversion Date") on which the Holder receives the "Certificate of Satisfaction" (as defined in Section 2.2 below) this Convertible Promissory Note shall, without any action required on the part of either the Borrowers or the Holder, automatically convert into, and the Holder shall be entitled to receive in lieu of payment of the indebtedness evidenced hereby, a number of shares of "Common Stock" (as defined below) equal to the quotient of (i) a sum equal to the entire outstanding principal amount of this Convertible Promissory Note, divided by (ii) the "Conversion Price" (as defined in Section 2.7 below) in effect at the Conversion Date. As used in this Convertible Promissory Note, the term "Common Stock" means, as of the applicable time, the Common Stock of the Company.

2.2 Conversion Conditions. The Board of Directors and the Shareholders of the Majority of the outstanding Common shares of the Company have duly adopted resolutions approving the terms of this Convertible Promissory Note. The Company has determined that this is in the best interest of the Company in that (i) the Company does not currently have the liquidity to pay this obligation; (ii) the
Note is unsecured; (iii) the Note is for a two year period; and (iv) the interest rate of 8% is substantially below the rate available to the Company to borrow

2.3 Issuance of Certificates. As promptly after the Conversion Date as reasonably practicable, the Company shall instruct its transfer agent to issue and deliver to the Holder at the address of the Holder set forth on the Company's records, without any charge to the Holder, a certificate or certificates (issued in the name of the Holder or, subject to the provisions of Section hereof, in such name as the Holder may designate) for the number of full shares of Common Stock of the Company issuable upon the conversion of this Convertible Promissory Note.

2.4 Status on Conversion. Upon conversion of this Convertible Promissory Note, the Holder shall be deemed to have become the stockholder of record of the shares of Common Stock into which this Convertible Promissory Note is converted on the Conversion Date (unless the transfer books of the Company are closed on that date, in which event the Holder shall be deemed to have become the stockholder of record on the next succeeding day on which the transfer books are open and the conversion shall be at the rate in effect on such date).

2.5 Taxes Upon Conversion. The Company shall pay any and all taxes (other than taxes in respect of income or gross receipts) that may be payable in respect of the issuance or delivery of any shares of Common Stock on conversion of this Convertible Promissory Note. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and the Company shall not be required to issue or deliver such shares of Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such taxes have been paid, if any.

2.6 Elimination of Fractional Interests. No fractional shares of Common Stock shall be issued upon conversion of this Convertible Promissory Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share.

2.7  Conversion  Price.  The  initial   Conversion  Price  of  this  Convertible
Promissory Note shall be Twenty Eight Cents ($0.28) per share. The Conversion Price shall be adjusted from time to time as follows:

            (a) if the Company shall at any time after the date hereof (i) issue any shares of Common Stock (or "Common Stock Equivalents", as defined in
      Section 9. 1 below) by way of a dividend or other distribution on any stock of the Company and without consideration, or (ii) subdivide or combine its outstanding shares of Common Stock or Common Stock Equivalents, the Conversion Price shall be adjusted (to the nearest full cent) by multiplying (x) the Conversion Price in effect immediately prior to the adjustment by (y) a fraction, the numerator of which is the total number of shares of Common Stock, or Common Stock Equivalents, as applicable, outstanding immediately before the issuance of shares, and the denominator of which is the total number of shares of Common Stock, or Common Stock Equivalents, as applicable, outstanding immediately after such issuance or sale. For the purposes of any computation to be made in accordance with this Section 2., shares of Common Stock, or Common Stock Equivalents, issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution.

            (b) if the Company shall sell or issue Common Stock or Common Stock Equivalents (other than pursuant to transactions described in Section 2.7(a) above), or rights, options, warrants or convertible securities (or options to purchase convertible securities) containing the right to subscribe for or purchase shares of Common Stock or Common Stock Equivalents, without consideration or for a consideration per share less than the "Market Value" (as defined in Section 9.1 below) per share of the Common Stock immediately prior to the date of such sale or issuance (which date, in the event of distribution to stockholders, shall be deemed to be the record date set by the Company to determine stockholders entitled to participate in such distribution), the Conversion Price shall be adjusted (to the nearest full cent) so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such sale or issuance (which date, in the event of distribution to stockholders, shall be deemed to be the record date set by the Company to determine stockholders entitled to participate in such distribution) by a fraction, the numerator of which shall be (x) the number of shares of Common Stock and Common Stock Equivalents outstanding on the date of such sale or issuance, plus (y) the number of additional shares of Common Stock and Common Stock Equivalents which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise or conversion of such rights, options, warrants, convertible securities or options to purchase convertible securities) would purchase at the Market Value per share of the Common Stock; and the denominator of which shall be (x) the number of shares of Common Stock and Common Stock Equivalents outstanding on the date of such issuance or sale, plus (y) the number of additional shares of Common Stock and Common Stock Equivalents offered for subscription or purchase (or into which the Common Stock Equivalents so offered are convertible). For purposes of the foregoing adjustment, the consideration per share in the case of rights, options, warrants and convertible securities (or options to purchase convertible securities), shall be determined by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of the rights, options, warrants and convertible securities (or options to purchase convertible securities) plus the total consideration payable to the Company upon conversion or exercise thereof, by (ii) the total number of shares of Common Stock covered by (or issuable on conversion of the Common Stock Equivalents covered by) such rights, options, warrants and convertible securities. Such adjustments shall be made successively whenever such warrants or rights are issued. To the extent that shares of Common Stock or Common Stock Equivalents are not delivered after the expiration of such rights, options, warrants or conversion features of convertible securities, the Conversion Price shall be readjusted (to the nearest full cent) to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered.

            (c) in case the Company hereafter shall fix a record date for making a distribution to the holders of Common Stock of assets or evidences of its indebtedness (excluding cash dividends or distributions out of earnings and dividends or distributions referred to in Section 2.7(a) above) or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 2.7(b) above), then in each such case the Conversion Price in effect after such record date shall be adjusted to the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the "Market Value" (as defined in Section 9.1 below) per share of Common Stock, less the fair market value (as reasonably determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such Common Stock subscription rights, options and warrants or of such Common Stock Equivalents applicable to one share of Common Stock, and the denominator of which shall be such Market Value per share of Common Stock. Such adjustment shall be made successively whenever the record date for such distribution is fixed and shall become effective immediately after such record date.

2.8 Effect of Reclassification. Consolidation, Merger, etc, In case of the reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from no par value to par value or vice versa, or as a result of a subdivision or combination), or in the case of any consolidation or merger of the Company with or into a corporation (other than a consolidation or merger into which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding shares of Common Stock except a change as a result of a subdivision or combination of such shares or a change in par value as described above), or in the case of a sale or conveyance to another corporation of all or substantially all of the assets of the Company, this Convertible Promissory Note shall be converted on the Conversion Date into the kind and number of shares of stock and/or other securities or property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which this Convertible Promissory Note might have been converted immediately before the time of determination of the stockholders of the Company entitled to- receive such shares of stock and/or other securities or property. The Company shall be obligated to retain and set aside, or otherwise make fair provision for exercise of the right of the Holder to receive, the shares of stock and/or other securities or property provided for in this Section 2.8.

2.9 Certificate Concerning Adjusted Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Section 2.8, the Company promptly shall: (i) place on file at its principal executive office an officer's certificate signed by the chief financial officer or controller of the Company showing in appropriate detail the facts requiring such adjustment, the computation thereof, and the adjusted Conversion Price, and shall exhibit the certificate from time to time to the Holder of this Convertible Promissory Note if the Holder desires to inspect the same; and (ii) mail or cause to be mailed to the Holder, in the manner provided for giving notice pursuant to this Convertible Promissory Note, a notice stating that such adjustment has been made and setting forth the adjusted Conversion Price.

2.10 Reservation and Listing of Shares for Issuance. The Company shall at all times from and after the first date on which the Conversion Conditions are satisfied, reserve and keep available out of its authorized and unissued shares of Common Stock, for the purpose of effecting the conversion of this Convertible Promissory Note, such number of its duly authorized shares as shall from time to time be sufficient to effect the conversion of this Convertible Promissory Note. The Company covenants that all shares of Common Stock issued upon conversion of this Convertible Promissory Note in compliance with the terms hereof will be duly and validly issued and fully paid and non-assessable. From and after the first date on which the Conversion Conditions are satisfied, and as long as this Convertible Promissory Note shall be outstanding, the Company shall use its reasonable best efforts to cause all shares of Common Stock issuable upon conversion of this Convertible Promissory note to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock is then listed.

SECTION 3. SECURITY.

This Convertible Promissory Note is unsecured.

SECTION 4. TRANSFER, EXCHANGE AND REPLACEMENT OF NOTE.

This Convertible Promissory Note shall be transferable only on the note register of the Company maintained at the office of the Company's transfer agent or at the principal executive office of the Company, upon delivery thereof duly endorsed by, or accompanied (if required by the Company) by proper evidence of succession, assignment or authority to transfer executed by the Holder, in each case accompanied by any necessary transfer tax imposed upon transfer or evidence thereof. In addition, prior to such transfer the Holder (and, if applicable, the proposed transferee) shall comply with the terms of Section 6. Upon any registration of transfer, the Borrowers shall execute a new Convertible Promissory Note to the person entitled thereto. The Borrowers may deem and treat the person in whose name this Convertible Promissory Note is registered as the absolute, true and lawful owner of this Convertible Promissory Note for all purposes. Upon receipt by the Borrowers of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of this Convertible Promissory Note, the Borrowers shall make and deliver a new Convertible Promissory Note of like tenor, in lieu of this Convertible Promissory Note, if
(i) in case of loss, theft or destruction, the Borrowers receive indemnity or security reasonably satisfactory to them, (ii) the Borrowers are reimbursed for all reasonable expenses incidental to such replacement, and (iii) this Convertible Promissory Note is surrendered and cancelled, if mutilated.

SECTION 5. PREPAYMENT.

The principal amount of this Convertible Promissory Note may not be prepaid, in whole or in part, without the written consent of the Holder.

SECTION 6. ACQUISITION FOR INVESTMENT AND RESTRICTIONS. ON TRANSFER.

6.1   Investment Intent.

            (a) The Holder, by acceptance of this Convertible Promissory Note, represents that this Convertible Promissory Note and any shares of Common Stock issuable. upon conversion of this Convertible Promissory Note are being and will be acquired for the Holder's own account for investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable securities laws, and that the Holder has no present intention of distributing or reselling this Convertible Promissory Note or any such shares of Common Stock.

            (b) The Holder, by acceptance of this Convertible Promissory Note, further represents that it has not offered or sold this Convertible Promissory Note, or any shares of Common Stock into which this Convertible Promissory Note is convertible, directly or indirectly to any other "Person," as defined in Section 9.1 below, and that the Holder is not acquiring this Convertible Promissory Note or any such Common Stock for the account of any other Person.

6.2 Restrictions on Transfer. The Holder, by the acceptance of this Convertible Promissory Note, agrees that the Holder will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Convertible Promissory Note or any of the shares of Common Stock issuable upon conversion of this Convertible Promissory Note, or any interest in the same unless: (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), covering the sale or transfer of this Convertible Promissory Note or the shares of Common Stock issuable upon conversion of this Convertible Promissory Note as the case may be, is in effect; (ii) the Holder first provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Act; or (iii) such sale, transfer, assignment, pledge, hypothecation or other disposal shall be made to a corporation or other entity which is wholly-owned by the Holder or by which the Holder is wholly-owned. Any such sale, transfer, assignment, pledge, hypothecation or other disposition shall also comply with applicable state securities or "Blue Sky" laws.

6.3 Legends. Certificates evidencing shares of Common Stock issuable upon conversion of this Convertible Promissory Note shall bear the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

The certificates representing such shares of Common Stock, and each certificate issued upon transfer thereof, also shall bear any legend required under any applicable state securities or "Blue Sky" laws. The Holder consents to the
Company's making a notation on its records or giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer of this Convertible Promissory Note and shares of Common Stock issuable upon conversion hereof set forth herein. The Company shall remove any legend endorsed on this Convertible Promissory Note or on such a certificate, and any stock transfer instructions and record notations with respect to this Convertible Promissory Note and shams of Common Stock issuable upon conversion hereof, and shall issue a Convertible Promissory Note or such a certificate without such legend to the Holder if. (i) this Convertible Promissory Note or any Common Stock issuable upon conversion hereof is registered under the Act and under any applicable state securities laws, as the case may be; or (ii) the Holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of this Convertible Promissory Note or such shares of Common Stock may be made without registration under the Act or under any applicable state securities laws, as the case may be.

SECTION 7. DEFAULTS AND REMEDIES.

7.1 Events of Default. The occurrence and continuance of any one or more of the following events shall constitute an "Event of Default" hereunder:

            (a) the Borrowers fail to pay any amount due under this Convertible Promissory Note within two days of the date when due;

            (b) the Borrowers fail to observe, perform or comply with any covenant, agreement or term contained in this Convertible Promissory Note and, if subject to remedy, the same is not remedied within 30 days after written notice from the Holder; provided, however, that such 30-day period shall be extended for an additional 30 days so long as within such initial 30-day period the Borrowers have commenced to cure and are proceeding with due diligence to cure such failure; or

            (c) either Borrower makes a general assignment for the benefit of creditors; any proceeding is instituted by or against either Borrower seeking to adjudicate it a bankrupt or insolvent, seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debts, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property, provided that, in any such case, if the same is dismissed or vacated within 60 days of being instituted, then any such default shall be deemed cured; or either Borrower takes any corporate action to authorize any of the actions set forth above.

7.2 Remedies. Upon any "Event of Default" as defined in Section 7.1 above, the Holder may, at its sole option, declare the entire amount of principal and accrued, unpaid interest on this Convertible Promissory Note (if any) immediately due and payable, by written notice to the Borrowers, in which event the Borrowers immediately shall pay to the Holder the entire unpaid principal balance of this Convertible Promissory Note together with accrued, unpaid interest thereon to the date of such payment. No delay or omission of the Holder to exercise any right or power occurring upon any Event of Default hereunder shall impair any such right or power or shall be construed as a waiver of any such Event of Default or an acquiescence therein. To the fullest extent permitted by law, the Holder's rights and remedies under this Convertible Promissory Note shall be cumulative, and the Holder shall have all other rights and remedies not inconsistent herewith as are provided under the Uniform Commercial Code as in effect in the relevant jurisdictions, by law or in equity. No exercise by the Holder of one right or remedy shall be deemed an election, no waiver by the Holder of any default on the part of the Borrowers shall be deemed a continuing waiver, and no delay by the Holder shall constitute a waiver, election or acquiescence by it.

7.3 Waivers. The Borrowers waive presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and delinquence in taking any action to collect any sums owing under this Convertible Promissory Note or in a proceeding against any of the rights or interests in or to properties securing payment of this Convertible Promissory Note.

SECTION 8. REGISTRATION RIGHTS.

The  Company  and the  Holder  (for  itself and all  subsequent  holders of this
Convertible Promissory Note and of the Common Stock into which it is convertible), by acceptance of this Convertible Promissory Note, agree that if he Company Registers any Common Stock of the Company will register the Common Shares if the Holder elects to convert this Note to Common Shares prior to the Registration.


SECTION 9. MISCELLANEOUS.

9.1 Definitions. As used herein the following terms shall have the following meanings:

            "Closing Price" on a given day shall mean the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and ask price, regular way, in either case on the principal national securities exchange or the NASDAQ/National Market System on which the shares of Common Stock are admitted to trading or listed, or if not so admitted or listed, the representative closing bid price as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information or, if not so available, the fair market price as reasonably determined by the Board of Directors of the Company.

"Common Stock Equivalents" shall mean securities that are convertible into or exchangeable or exercisable for shares of Common Stock.

"Market Value" per share of Common Stock at any date shall mean the average of the daily Closing Price for the Common Stock for the 5 rading Days before such date.

"Person" shall mean any individual or entity, including without Limitation any corporation, partnership, joint venture or trust.

"Subsidiary" shall mean any corporation or association -of which the Company or one or more of its Subsidiaries owns at least a majority of the outstanding voting stock or other equity interest having by its terms ordinary voting power to elect a majority of the board of directors of such corporation or association.

"Trading Day" shall mean a day on which the principal national securities exchange on which shares of Common Stock of the Company are listed or admitted to trading is open for the transaction of business or, if the shares of such Common Stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close.

9.2 Merger, Consolidation and Sale. Nothing contained in this Convertible Promissory Note shall prevent any consolidation or merger of a Borrower with or into any other corporation or corporations (whether or not affiliated with the Borrowers) or successive consolidations or mergers in which a Borrower or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or any substantial portion of the assets of a Borrower to any other corporation (whether or not affiliated with the Borrowers) authorized to acquire and operate the same.

9.3 Notices. Any and all notices, requests, demands, designations, consents, offers, acceptances or any other communications to be given by any party to any other party under the terms and conditions of this Convertible Promissory Note shall be in writing and personally delivered, or sent by first class mail, registered or certified, postage pre-paid, or sent by reputable overnight courier service, facsimile, telecopy or telex, addressed as follows, or to such other address as may be designated in writing by the party to which notice is to be sent:

If to the Borrowers, to:

TX Holdings, Inc.


Miami, Florida
Attention: Jose Fuentes


With a copy to:

Dexter & Dexter Attorneys at Law, PC
1360 South 740 East
Orem, Utah 84097
Attention: Michael A. Cederstrom, Esq.

If to the Holder, to:

Mark s. Neuhaus

Miami, Florida
Attention: Mark S. Neuhaus

Each such or other communication notice shall be deemed to be given (a) when received if personally delivered or sent by facsimile, telecopy or telex; (b) three days after deposit in the United States mail, first class, registered or certified, postage pre-paid and addressed as set forth herein, or (c) 48 hours after deposit with a reputable overnight courier service, charges pre-paid and addressed as set forth herein. Notwithstanding the foregoing, the failure of the Holder to provide Heller, Ehrman, White & McAuliffe with a copy of any notice or other communication given to the Borrowers hereunder shall not affect the validity of enforceability thereof.

9.4 Successors. All the covenants, agreements, representations and warranties contained in this Convertible Promissory Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

9.5 Governing Law. This Convertible Promissory Note is delivered in the State of Florida and shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida without application of the conflict of laws provisions or principles thereof. All persons and entities in any manner obligated under this Convertible Promissory Note hereby consent to the jurisdiction of any federal or state court within the State of Florida having proper venue, and also consent to service of process by any means authorized by federal or Florida law.

9.6 Headings. The Section headings in this Convertible Promissory Note are inserted for purposes of convenience only, and shall not affect in any way the meaning or interpretation hereof.

9.7 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Convertible Promissory Note or the rights and duties of the parties in relation hereto, the prevailing party will be entitled, in addition to any other relief granted, to all costs and expenses incurred by such prevailing party, including, without limitation, all reasonable attorneys' fees.

9.8 Time of the Essence. Time is of the essence with respect to every provision hereof.

9.9 Usury. Notwithstanding any other provision of this Convertible Promissory Note to the contrary, all agreements among the Borrowers and the Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Convertible Promissory Note, acceleration of maturity of the unpaid principal balance, the addition of accrued interest to principal or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the money to be advanced under this Convertible Promissory Note exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Convertible Promissory Note or any other agreement pertaining to this Convertible Promissory Note, after timely performance of such provision is due, shall involve transcending the Limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, the Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall not be required to be paid by the Borrowers, and the Holder shall hold in trust and return to the Borrowers any interest paid hereunder in excess of the highest lawful rate.

9.10 Endorsement of Schedule. The Borrowers hereby authorize the Holder to endorse on the Schedule all loans made to the Borrowers evidenced hereby in accordance with the Debt Conversion Agreement, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal balance under this Convertible Promissory Note; provided, however, that the failure to make an endorsement or the inaccuracy of any endorsement shall not limit or otherwise affect the obligations of the Borrowers under the Debt Conversion Agreement or this Convertible Promissory Note.

IN WITNESS WHEREOF, the parties have executed this Convertible Promissory Note effective as of the date first above written.

Borrower:

TX HOLDINGS, INC> a Georgia corporation


By: /S/ Michael A. Cederstrom
    -----------------------------
Michael A. Cederstrom
Its: Chief Financial Officer


Holder


     /s/ Mark S. Neuhaus
-------------------------------
Mark S. Neuhaus, Individually

                                    EXHIBIT A
                                    ---------

                     SCHEDULE TO CONVERTIBLE PROMISSORY NOTE
                     ---------------------------------------

================================================================================
                                                 Borrowing
                             Unpaid Principal    Availability
                             Balance of          Under            Name of
                             Convertible         Convertible      Person  Making
Date         Amount of Loan  Promissory Note     Promissory Note  Notation
================================================================================
9/30/07      $1,199,885.55   $1,199,885.55       $0.00
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================